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                                                                   EXHIBIT 10.15



                                   HPSC, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 THIRD AMENDMENT
                                 ---------------


       WHEREAS, HPSC, Inc. (the "Company") maintains the HPSC, Inc. Supplemental Executive Retirement Plan (the "Plan") for the benefit of certain eligible executive employees;

       WHEREAS, the Company desires to amend the Plan to change the definition of Compensation; NOW, THEREFORE, the Plan is amended effective January 1, 2000, as follows:

1.     Section 2.11 is deleted and replaced with the following:

              2.11   COMPENSATION. The total salary plus bonuses and similar
               types of remuneration earned by a Participant for personal services rendered to an Employing Company for any Plan Year, regardless of when such remuneration is actually paid (or would be paid if not deferred pursuant to any deferred compensation plan). Compensation shall include (a) amounts deferred under any deferred compensation plan and (b) amounts contributed from the Participant's remuneration under any plan maintained by an Employing Company pursuant to Code Sections 125, 132, 401(k), or any other Code provision which provides tax benefits to an employee on account of a voluntary reduction in compensation. The base salary component of a Participant's Compensation during his or her final calendar year of Service shall be deemed to equal the Participant's annual base salary at the time of his or her Separation from Service. Compensation shall not include (x) employer contributions to any employee benefit plan (including without limitation this Plan) and all benefits provided under any such plan and (y) the value of or any income from any types of equity-based compensation programs (including without limitation stock options, stock appreciation rights and restricted stock).

2. The first paragraph of Section 2.31 is deleted and replaced with the following:

              2.31 TARGET RETIREMENT BENEFIT. The Actuarial Equivalent of a retirement benefit payable on a Participant's Normal Retirement Date and continuing for the Participant's life in an amount equal to [((a) minus (b)) times (c)] minus (d). For purposes of the preceding sentence (a) equals the percentage of the Participant's Average Final Compensation shown for the Participant on Schedule 2.31, as amended from time to time, (b) equals fifty percent of the Participant's Primary Insurance Amount ("PIA") as determined in accordance with the following paragraph, (c) equals a fraction not greater than 1.0, the numerator of which





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              equals the Participant's total Years of Benefit Service as of the date of determination and the denominator equals fifteen (15) and
              (d) equals his or her Other Retirement Benefits.

3. New Schedule 2.31, as follows, is hereby added to the Plan immediately following the signature page:

                            '' SCHEDULE 2.31 TO THE
                HPSC, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     (Designation of Target Retirement Benefit percentages for Participants
                        EFFECTIVE AS OF JANUARY 1, 2000)


        Participant                    Target Retirement Benefit Percentage of
                                              Average Final Compensation

      John W. Everets                                   55%
      Raymond Doherty                                   50%
      Rene Lefebvre                                     50%



       IN WITNESS WHEREOF the Company has caused this amendment to be executed by its duly authorized officer this 28 day of March, 2000.



                                        HPSC, INC.


                                        By: /s/ John W. Everets
                                            ----------------------------------
                                            Chairman and CEO
                                            ----------------------------------
                                            Title